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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 9, 2004

ADOLPH COORS COMPANY
(Exact name of registrant as specified in its chapter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 - 10th Street Golden, Colorado		80401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 303.279.6565

Not Applicable
(Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

        On April 9, 2004, Coors Brewing Company, a wholly owned subsidiary of Adolph Coors Company, issued written communications to its distributors and employees concerning the proposed candidacy of Peter H. Coors, chairman of the Company, for the United States Senate. A copy of these two communications are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

        Pursuant to instruction B.2 of Form 8-K, the information contained in this report shall not be deemed to be "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOLPH COORS COMPANY (Registrant)
Date: April 9, 2004	/s/ ANNITA M. MENOGAN Annita M. Menogan, Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter dated April 9, 2004 (Sent to Distributors)
99.2	Letter dated April 9, 2004 (Sent to Employees)

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  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX